UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2013

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K is being filed by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L). KCP&L is a wholly-owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations. Thus, all information contained in this report relates to, and is filed by, Great Plains Energy. Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including KCP&L Greater Missouri Operations Company (GMO), does not relate to, and is not filed by, KCP&L. KCP&L makes no representation as to that information. Neither Great Plains Energy nor GMO has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or GMO’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities. Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or GMO.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain         Officers; Compensatory Arrangements of Certain Officers

On February 11, 2013, Michael J. Chesser informed the Board of Directors (the “Board”) of Great Plains Energy that he does not intend to stand for reelection as a director when his term expires at Great Plains Energy's next annual meeting of shareholders on May 7, 2013.  Mr. Chesser announced his retirement as Chief Executive Officer of Great Plains Energy in February 2012, and to ensure a smooth transition he remained as Chairman of the Board for a period of time. His decision not to stand for reelection is not due to any disagreement with Great Plains Energy on any matter relating to the company's operations, policies or practices.  The Board selected Terry Bassham, Great Plains Energy's President and Chief Executive Officer, to succeed Mr. Chesser as Chairman of the Board, effective immediately following the annual meeting of shareholders on May 7, 2013.
Election of New Director
On February 11, 2013, the Board of Great Plains Energy adopted a resolution increasing the number of directors from ten to eleven, and appointed Ann D. Murtlow to fill the newly-created position.  Ms. Murtlow was also appointed to the Audit and Governance Committees of the Board.  There is no arrangement or understanding between Ms. Murtlow and any other persons pursuant to which Ms. Murtlow was selected as a director, nor are there any transactions in which Great Plains Energy is a participant in which Ms. Murtlow has a direct or indirect material interest.  Ms. Murtlow will stand for election at the next annual meeting of shareholders to be held on May 7, 2013.
Ms. Murtlow will participate in the compensation, benefit and other plans and arrangements for non-employee directors as described on pages 22 and 23 of Great Plains Energy's proxy statement for its Annual Meeting of Shareholders held on May 1, 2012, and will be paid an annual retainer in 2013.  Great Plains Energy will enter into an indemnification agreement with Ms. Murtlow in the same form that the company has entered into with its other directors and officers, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on December 8, 2008.  The indemnification agreement provides indemnification to the extent allowed under Missouri law.
Compensation Actions

On February 12, 2013, the independent members of the Board, upon recommendation of its Compensation and Development Committee, approved time-based restricted stock and performance share awards for the performance period ending December 31, 2015 to all officers of Great Plains Energy and its wholly-owned subsidiary, KCP&L. The current named executive officers or “NEOs” receiving awards are Mr. Bassham, President and Chief Executive Officer, James C. Shay, Senior Vice President-Finance and Strategic Development and Chief Financial Officer, Scott H. Heidtbrink, Executive Vice President and Chief Operating Officer of KCP&L, and Heather A. Humphrey, Senior Vice President-Human Resources and General Counsel. These awards will be made pursuant to Great Plains Energy's Long-Term Incentive Plan (“LTIP”) and will be granted on March 5, 2013. The LTIP awards are based upon the base salary of each NEO, and the percentage of base salary used to calculate the aggregate dollar amount of the LTIP awards, at target performance for each NEO, is as follows: Mr. Bassham,

270%, Mr. Shay, 100%, Mr. Heidtbrink, 175% and Ms. Humphrey, 100%.  The award distribution is 25% restricted stock and 75% performance share awards.

The performance objectives established for the 2013 performance share grants are substantially the same as the 2012 performance share grants and are two equally-weighted performance objectives: three-year (2013-2015) average funds from operations as a percentage of total adjusted debt (as calculated using Standard & Poor's methodology); and total shareholder return compared to the Edison Electric Institute index of electric companies for the 2013-2015 period.

2013 Annual Incentive Plan Awards

Additionally, on February 12, 2013, the independent members of the Board, upon recommendation of its Compensation and Development Committee, approved its 2013 Annual Incentive Plan (“AIP”) that is applicable to all officers of Great Plains Energy and KCP&L, including NEOs Messrs. Bassham, Shay, Heidtbrink and Ms. Humphrey.  The awards are based upon the base salary of the NEO, and the percentage of base salary used to calculate the aggregate dollar amount of the AIP awards, at target performance for each NEO is as follows: Mr. Bassham, 100%, Mr. Shay, 60%, Mr. Heidtbrink, 70%, and Ms. Humphrey, 50%.

The Board also established different performance objectives, compared to the 2012 annual incentive performance objectives.   The 2013 annual incentive performance objectives and their respective weightings are: earnings per share (50%); System Average Interruption Duration Index (“SAIDI”) (5%); equivalent availability factor — summer and winter peak — coal (5%); equivalent availability factor — nuclear (5%); Days Away, Restricted or Transferred (“DART”)(10%); J.D. Power Customer Satisfaction Index‑residential (5%); and individual performance (20%).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Ellen E. Fairchild
Ellen E. Fairchild
Vice President, Corporate Secretary and Chief Compliance Officer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Ellen E. Fairchild
Ellen E. Fairchild
Vice President, Corporate Secretary and Chief Compliance Officer

Date: February 14, 2013